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The printed portions of this form approved by the
Colorado Real Estate Commission (NTD 81-11-83)
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IF THIS FORM IS USED IN A CONSUMER CREDIT TRANSACTION, CONSULT LEGAL COUNSEL.

THIS IS A LEGAL INSTRUMENT, IF NOT UNDERSTOOD, LEGAL, TAX OR OTHER COUNSEL SHOULD BE CONSULTED BEFORE SIGNING.

                                PROMISSORY NOTE

U.S. $303,793.00                                      Colorado Springs, Colorado
                                                                   July 25, 1996

1. FOR VALUE RECEIVED, the undersigned (Borrower) promise(s) to pay James L. Wright, Jr.


or order, (Note Holder) the principal sum of Three Hundred Three Thousand Seven Hundred Ninety-Three and No/100 ($303,793.00)
U.S. Dollars, with interest on the unpaid principal balance from July 25, 1996, until paid, at the rate of 15.5 percent per annum. Principal and interest shall be payable at P. O. Box 1083, Monument, Colorado 80132, or such other place as the Note Holder may designate, in 12 payments of Three Thousand Nine Hundred Twenty-three and 99/100 Interest only Dollars (U.S. $3923.99), due on the 25th day of each month, beginning August 25th, 1996. Such payments shall continue until the entire indebtedness evidenced by this Note is fully paid; provided, however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on August 25th, 1997.



2. Borrower shall pay to the Note Holder a late charge of 15% of any payment not received by the Note Holder within 15 days after the payment is due.

3. Payments received for application to this Note shall be applied first to the payment of late charges, if any, second to the payment of accrued interest at the rate specified below, if any, third, to accrued interest first specified above, and the balance applied in reduction of the principal amount hereof.

4. If any payment required by this Note is not paid when due, or if any default under any Deed of Trust securing this Note occurs, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note Holder (Acceleration); and the indebtedness shall bear interest at the rate of 21 percent per annum from the date of default. The Note Holder shall be entitled to collect all reasonable costs and expense of collection and/or suit, including, but not limited to reasonable attorneys' fees.

5. Borrower may prepay the principal amount outstanding under this Note, in whole or in part, at any time without penalty.



Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments.

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No. NTD 81-11-83.  PROMISSORY NOTE

 Readford Pulbishing, 1743 Wazee St., Denver, CO 80202--(303) 292-2500--12-89

6. Borrower and all other makers, sureties, guarantors, and endorsers hereby waive presentment, notice of dishonor and protest, and they hereby agree to any extensions of time of payment and partial payments before, at, or after maturity. This Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorsers, and their successors and assigns.

7. Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (1) delivery to Borrower or (2) mailing such notice by first-class U.S. mail, addressed to Borrower at the Borrower's address stated below, or to such other address as Borrower may designate by notice to the Note Holder. Any notice to the note Holder shall be in writing and shall be given and be effective upon (1) delivery to Note Holder or (2) by mailing such notice by first-class U.S. mail, to the Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by notice to Borrower.

8. The indebtedness evidenced by this Note is secured by a Deed of Trust dated July 25, 1996, and until released said Deed of Trust contains additional rights of the Note Holder. Such rights may cause Acceleration of the indebtedness evidenced by this Note. Reference is made to said Deed of Trust for such additional terms. Such Deed of Trust grants rights in the property identified as follows:



Property address: ______________________________________________________________

                  -----------------------, Colorado ----------------------------

                 (CAUTION: SIGN ORIGINAL NOTE ONLY/RETAIN COPY)

IF BORROWER IS NATURAL PERSON(S):

/s/ Kenneth M. Cahill
---------------------------------------   --------------------------------------
Additional Guarantor Kenneth M. Cahill
/s/ Kenneth M. Cahill as President        doing business as /s/ J. Royce Renfrow
---------------------------------------   --------------------------------------
Additional Guarantor Microtech Medical                                 Secretary
Systems Incorporated

IF BORROWER IS CORPORATION:

ATTEST:                                     Glacier Valley Holding Corporation
                                          --------------------------------------
                                                  Name of Corporation

/s/ Cary Carpenter                        /s/ Darel A. Tiegs
--------------------------------------    --------------------------------------
           Secretary                                  President

(SEAL)

IF BORROWER IS PARTNERSHIP:               --------------------------------------
                                                  Name of Partnership

                                          by ___________________________________
                                                    General Partner

Borrower's address: ____________________________________________________________

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KEEP THIS NOTE IN A SAFE PLACE.  THE  ORIGINAL OF THIS NOTE MUST BE EXHIBITED TO
THE PUBLIC TRUSTEE IN ORDER TO RELEASE A DEED OF TRUST SECURING THIS NOTE.